UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2017

HIP CUISINE, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	001-37807	47-3170676
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2250 NW 114th Ave. Unit 1P, PTY 11020,

Miami, FL 33172-3652

 (Address of Principal Executive Offices) (Zip Code)

 011-507-6501-8105

Registrant’s telephone number, including area code

 __________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 14, 2017, Hip Cuisine, Inc. (the “Company”) consummated and closed the transactions contemplated under the Asset Purchase Agreement, as amended, with Rawkin Bliss, LLC, a California corporation, initially disclosed on Form 8K filed October 25, 2016.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2017

HIP CUISINE, INC.

By:	/s/ Natalia Lopera
Name: Natalia Lopera
Title: Chief Executive Officer

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